UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
____________________________________________________
FORM 8-K
___________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

February 1, 2016
Date of report (Date of earliest event reported)

ALIGN TECHNOLOGY, INC.
_______________________________________________________________
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295
(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131
(Address of Principal Executive Offices)	(Zip Code)
(408) 470-1000
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On February 1, 2016, Dr. David C. Nagel, a member of the Board of Directors (the “Board”) of Align Technology, Inc. (the “Company”), notified the Company that he intends to retire and resign from the Board effective immediately following the 2016 annual meeting of stockholders (currently scheduled for May 18, 2016). Dr. Nagel intends to continue to serve on the Board and on the Compensation Committee and Technology Committee until his retirement in May 2016. Dr. Nagel’s decision to not stand for re-election was not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

(e) On February 1, 2016, the Compensation Committee of the Board of Directors of the Company (the “Compensation Committee”) authorized the payment of the annual incentive awards (cash bonuses) to the Company’s executive officers. On February 2, 2016 the Board of Directors approved the recommendation of the Compensation Committee with respect to the payment of an annual incentive award to the Company’s current and former Chief Executive Officer. The table below sets forth the annual incentive awards for the Company’s current named executive officers:

Name	Annual Cash Incentive Award (in thousands)
Joseph M. Hogan President, Chief Executive Officer	$960
Thomas M. Prescott former President, Chief Executive Officer	$310
David L. White Chief Financial Officer	$269
Emory M. Wright Vice President, Operations	$278
Raphael S. Pascaud Chief Marketing Portfolio and Business Development Officer	$311
Roger E. George Vice President, Legal Affairs and General Counsel	$246

In addition, an increase to the annual base salaries of the Company’s executive officers was also approved. The table below sets forth the annual base salary levels for 2016 for the Company’s current named executive officers:

Name	Salary (in thousands)
Joseph M. Hogan President, Chief Executive Officer	$975
David L. White Chief Financial Officer	$437
Emory M. Wright Vice President, Operations	$395
Raphael S. Pascaud Chief Marketing Portfolio and Business Development Officer	$425
Roger E. George Vice President, Legal Affairs and General Counsel	$385

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 5, 2016	ALIGN TECHNOLOGY, INC.

By: /s/ Roger E. George
Roger E. George
Vice President, Corporate and Legal Affairs and General Counsel